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                                                                    Exhibit 10.2

                               FOURTH AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Fourth Amendment") is made as of the 15th day of September, 2003 by and among PW Eagle, Inc., a Minnesota corporation ("Borrower"), the lenders who are signatories hereto ("Lenders"), and Fleet Capital Corporation, a Rhode Island corporation ("FCC"), as agent for Lenders hereunder (FCC, in such capacity, being "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

WHEREAS, Borrower, Agent and Lenders entered into a certain Third Amended and Restated Loan and Security Agreement dated as of September 30, 2002 as amended by a certain First Amendment to Third Amended and Restated Loan and Security Agreement dated as of February 4, 2003 by and among Borrowers, Lenders and Agent, by a certain Second Amendment to Third Amended and Restated Loan and Security Agreement dated as of May 30, 2003 by and among Borrower, Lenders and Agent and by a certain Third Amendment to Third Amended and Restated Loan and Security Agreement dated as of August 7, 2003 by and among Borrower, Lenders and Agent (said Third Amended and Restated Loan and Security Agreement, as so amended, is hereinafter referred to as the "Loan Agreement"); and WHEREAS, Borrower desires to amend and modify certain provisions of the Loan Agreement and, subject to the terms hereof, Agent and Lenders are willing to agree to such amendments and modifications;

NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms used herein without definition shall have the meaning given to them in the Loan Agreement.

     2. Consent to Phoenix, Arizona Real Property Sale. In reliance upon and subject to the accuracy of the representations set forth in this Fourth Amendment, upon the "Fourth Amendment Effective Date" (as defined in Section 9 of this Fourth Amendment), Majority Lenders hereby consent to the sale by Borrower of the real Property, facility, and fixtures located at Phoenix, Arizona (the "Phoenix Sale"); provided, that (i) the aggregate net cash proceeds to Borrower received in respect of the Phoenix Sale shall be at least $2,300,000, (ii) Borrower shall pay the entire net cash proceeds to Agent for prepayment of the Term Loan as provided in subsection 3.3.1 of the Loan Agreement, (iii) the Phoenix Sale shall be a bona fide arm's length transaction,
(iv) the documentation in respect of the Phoenix Sale shall be reasonably satisfactory in all material respects to Agent (it being agreed that the Purchase Agreement dated July 24, 2003 between Borrower and MGP Corp. Managing General Partners is satisfactory), and (v) if the Phoenix Sale is not consummated within 90 days after the date hereof, then this Fourth Amendment shall be null and void ab initio.

     3. Compliance Certificate. The last paragraph of subsection 8.1.3 is hereby deleted and the following is inserted in its stead:

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                                      * * *

          "Concurrently with the delivery of the financial statements described in clause (i) of this subsection 8.1.3, Borrower shall forward to Agent a copy of the accountants' letter to Borrower's management that is prepared in connection with such financial statements and also shall cause to be prepared and shall furnish to Agent a certificate of the aforesaid certified public accountants certifying to Agent that, based upon their examination of the financial statements of Borrower and its Subsidiaries performed in connection with their examination of said financial statements, they are not aware of any Default or Event of Default, or, if they are aware of such Default or Event of Default, specifying the nature thereof. Concurrently with the delivery of (x) the financial statements described in paragraph (i) of this subsection 8.1.3 and (y) the financial statements described in (ii) of this subsection 8.1.3 for the months of March, June, September and December, or more frequently if reasonably requested by Agent, Borrower shall cause to be prepared and furnished to Agent a Compliance Certificate in the form of Exhibit 8.1.3 hereto executed by the Chief Financial Officer of Borrower (a "Compliance Certificate")."

     4.   Miscellaneous.

          (a) This Fourth Amendment is limited as specified and shall not constitute an amendment, modification or waiver of any other provision of the Loan Agreement or any other Loan Document.

          (b) This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     5. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

                            (Signature Page Follows)


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                     (Signature Page to Fourth Amendment to
             Third Amended and Restated Loan and Security Agreement)

IN WITNESS WHEREOF, this Fourth Amendment has been duly executed as of the day and year specified at the beginning hereof.

                                        PW EAGLE, INC., ("Borrower")


                                        By: /s/ Dobson West
                                           -------------------------------------
                                           Name: Dobson West
                                                --------------------------------
                                           Title: CAO
                                                 -------------------------------


                                        FLEET CAPITAL CORPORATION, as
                                        Agent and as a Lender


                                        By: /s/ Brian Conole
                                           -------------------------------------
                                           Name: Brian Conole
                                                --------------------------------
                                           Title: Senior VP
                                                 -------------------------------


                                        THE CIT GROUP/BUSINESS CREDIT,
                                        INC., as Lender


                                        By: /s/ Jack A. Myers
                                           -------------------------------------
                                           Name: Jack A. Myers
                                                --------------------------------
                                           Title: VP
                                                 -------------------------------


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